Investor Presentation First Quarter 2024 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and future plans, objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Form 10-K for the year ended December 31, 2023, and in our Form 10-Q for the quarter ended March 31, 2024 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

Tax Impact on Intercompany Distributions: Q1 2024 Highlights Financial Highlights Quarter Highlights Adjusted net income of $135 million, excluding the impact of the Q1 2024 FDIC Special Assessment expense and the out of period adjustment to recognize the tax impact of certain intercompany distributions Net interest income amounted to $551 million, an increase of $17 million; NIM increased 8 basis points (bps) Stable credit quality with NPLs decreasing to $354 million; NPLs to loans ratio remained flat at 1.0% Deposits increased $191 million, mainly in BPPR Common Equity Tier 1 capital ratio increased 6 bps to 16.36% Tangible book value increased to $60.06 FDIC Special Assessment Expense Adjustment: Recorded an expense of $14 million ($9 million net of tax) based on revised resolution loss estimates from the FDIC $23 million out of period expense associated with taxes on intercompany distributions $17 million recorded as income tax expense; and $6 million in operating expenses related to interest due on the late payment Intercompany distributions in Q1 2024 resulted in a $7 million income tax expense Differences due to rounding Highlights: See footnotes on slide 14

Loans increased $124 million QoQ Mortgage loans increased $92 million Auto loans and leases increased $80 million Commercial and construction loans decreased $28 million Personal loans decreased $30 million Deposit balances increased driven by retail demand and savings deposits in BPPR NIM increased by 14 bps to 3.33% driven by the repricing of the investment portfolio and higher loan volume Total cost of deposits increased by 2 bps to 1.81% Total unique customers increased to 2.02 million Active online1 users at 54% Business Highlights Earnings Differences due to rounding BPPR Highlights: Popular Bank Highlights: See footnotes on slide 14 Loans decreased $70 million QoQ Commercial loans decreased $104 million Construction loans increased $57 million Deposits remained flat NIM decreased 13 bps to 2.59% driven by higher deposit costs Total deposit costs increased 23 bps to 3.40%

Financial Summary

Net Interest Margin Dynamics Net interest margin of 3.16%, an increase of 8 bps; FTE net interest margin of 3.38%, an increase of 12 bps Money market and investment securities are 48% of earning assets FTE money market and investment securities yield increased 27 bps to 3.23% FTE loan yield increased 7 bps to 7.48% Total deposit costs increased 7 bps to 2.07% Total Loans and Deposits ($ in billions)1 Money Market and Investment Securities ($ in billions)1 Loan Yields, Deposit Costs and NIM 2.63% 2.70% 2.95% 2.96% 3.23% 50% 51% 48% 48% 48% 53% 52% 54% 55% 55% Highlights: See footnotes on slide 14

Deposit Mix and Historical Betas Total deposit cumulative beta of 35% at period end; total deposit beta at BPPR and PB of 30% and 59%, respectively Excluding public sector, BPPR’s cumulative beta at 7% PB cumulative betas higher due to market environment and deposit mix High beta public sector deposits account for 28% of total deposits. P.R. public sector deposit betas are 100% with a quarter lag

Capital Robust regulatory capital levels Common Equity Tier 1 of 16.4% increased 6 bps mainly due to earnings for the quarter Leverage ratio decreased 6 bps to 8.4% mainly due to higher average total assets impacted by a high proportion of zero-risk weighted assets on the balance sheet, which represented 39% of total assets TCE ratio1 at 6.19% compared to 6.16% in Q4 2023; BPPR at 4.43% compared to 4.55% Tangible book value per share at $60.06 compared to $59.74 in Q4 2023 Highlights: Note: Current period ratios are estimated See footnotes on slide 14

NPAs and NPLs decreased by $3 million each NPL inflows increased by $8 million, driven by higher inflows in the U.S. mortgage and commercial portfolios, offset in part by lower inflows in the P.R. commercial portfolio P.R. NPLs at $299 million, or 1.2% of loans, down by $30 million, driven by decreases across all portfolios U.S. NPLs at $56 million, or 0.5% of loans, increasing by $27 million, driven by higher mortgage and commercial NPLs by $17 million and $10 million, respectively Non-Performing Assets Non-Performing Assets Total NPL Inflows Non-Performing Loans Q1 2024 vs Q4 2023 Variances: Differences due to rounding

Q1 2024 vs Q4 2023 Variances: NCOs amounted to $62 million, increased by $5 million BPPR’s NCOs: $57 million, increased by $5 million Commercial NCOs higher by $3 million Consumer NCOs higher by $3 million Popular Bank’s NCOs: $6 million, flat QoQ NCO ratio at 0.71% vs. 0.66% ACL at $740 million, increased by $10 million ACL-to-Loans ratio at 2.11% vs. 2.08% ACL-to-NPLs at 209% vs. 204% NCOs and NCO-to-Loan Ratio ($ in millions) NCOs and Allowance for Credit Losses Differences due to rounding

ACL Movement: Moody’s February 2024 baseline scenario shows a slight improvement in GDP growth for 2024 with a deceleration in economic activity in 2025 The weight assigned to the pessimistic scenario decreased this quarter in response to the positive momentum in the economy Consumer portfolio changes are mainly driven by changes in credit quality Economic Scenarios: Baseline scenario is assigned the highest probability, followed by the S3 (pessimistic) scenario The 2024 annualized GDP growth in the baseline scenario improved to 2.0% and 2.3% for Puerto Rico and the United States, respectively, compared to 1.2% and 1.7% in the previous quarter The 2024 forecasted average unemployment rate for Puerto Rico and the United States improved to 6.5% and 3.9%, respectively, compared to 6.8% and 4.0% in previous forecast Allowance for Credit Losses – Q1 2024 Movement Q4 2023 ACL NCOs Economic Scenarios Qualitative Reserves Commercial Portfolio Changes Consumer Portfolio Changes Q1 2024 ACL ACL Movement ($ in millions)

Driving Value Franchise Market leader in Puerto Rico Substantial liquidity with diversified deposit base Well-positioned to take advantage of ongoing economic growth Focus on customer service supported by broad branch network Differentiated omnichannel experience Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Mainland U.S. banking operation provides geographic diversification Commercial led strategy directed at small and medium sized businesses National niche banking focused on homeowners’ associations, healthcare and non-profit organizations Branch footprint in South Florida and New York Metro Transformation Broad-based multi-year, digital, technological and business process transformation Implement more agile and efficient business processes across the entire company Unlock opportunity for growth in our primary market and within our existing customer base Milestones Launched our new Marketing Campaign “Seguimos Tu Ritmo,” which includes a custom-composed audio brand Campaign highlights our omnichannel offering, wide range of financial services, and our convenience and accessibility

2024 Guidance Net Interest Income Non-Interest Income NCOs Operating Expenses Effective Tax Rate (ETR) Loan Growth 3% - 6% for the year 19% - 23% for the year $1.89 - $1.95 billion for the year 65 - 85 bps annualized $160 - $165 million per quarter 9% - 13% increase for the year Unchanged Unchanged Unchanged Unchanged 21% - 23% for the year Unchanged January 2024 Original Guidance April 2024 Update

Footnotes Slide 3: (1) Refer to Non-GAAP Reconciliation on slide 17 on the Appendix FTE net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable-equivalent basis Slide 4: Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days Slide 6: Balances are as of end of period Slide 8: (1) TCE ratio is defined as the ratio of tangible common equity to tangible assets

Investor Presentation First Quarter 2024 Appendix

Corporate Structure Earnings Summary Corporate Structure Franchise Earnings Assets = $57 billion Assets = $14 billion Puerto Rico Operations Selected equity investments: Banco BHD León under Corporate segment Dominican Republic bank 15.84% stake 2023 net income of $227 million Industry Financial Services Headquarters San Juan, Puerto Rico Assets $71 billion (among top 50 BHCs in the U.S.) Loans $35 billion Deposits $64 billion Banking branches 153 in Puerto Rico, 40 in the U.S. (28 in New York and New Jersey and 12 in Florida) and 9 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $6.4 billion Assets = $71 billion United States Operations Information as of March 31, 2024 ¹ Doing business as Popular

Non-GAAP Reconciliation

Q1 2024 vs. Q4 2023 Business Segments Differences due to rounding

Investment Portfolio Highlights: Comprised primarily of investments in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations. Portfolio duration, including cash, is 2.0 years Unrealized loss in the AFS portfolio increased by $73 million, driven by the MBS portfolio, offset in part by U.S. Treasuries Market value of the HTM portfolio stood at $7.9 billion, $120 million lower than its book value 2 The book value includes $613 million of net unrealized loss which remains in Accumulated Other Comprehensive Income (AOCI) related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity securities portfolio. At the time of transfer, the securities had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026. Differences due to rounding 1 Maturity expressed in years; In the case of mortgage-backed securities and CMO’s, it represents the weighted average life of the bonds assuming market consensus prepayment speeds 1 2

P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations As of March 31, 2024, our direct exposure to P.R. municipalities was $363 million, up by $30 million QoQ Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Municipalities Indirect Exposure Differences due to rounding

Non-Owner Occupied CRE Portfolio Non-Owner Occupied CRE ($ in millions) Highlights: Non-Owner Occupied CRE (CRE NOO) properties concentrated in retail, hotels and office space Office exposure is limited, representing only 1.8% of total loan portfolio and 12% of CRE NOO Office space primarily comprised of mid-rise properties with diversified tenants across both regions. Average loan size of $2.0 million Strong loan growth in both regions: P.R. loan balances increased $111 million YoY U.S. loan balances increased by $295 million YoY Favorable credit risk profile with low level of NCOs, NPLs, criticized and classified loans Non-performing loans held-in-portfolio at $10 million in Q1 2024, flat QoQ; NPLs to loans ratio at 0.2% in Q1 2024 Allowance for credit losses to loans held-in-portfolio at 1.30% vs. 1.29% in Q4 2023 ACL to NPLs 635% vs 664% in Q4 2023 Differences due to rounding

Multifamily Loans Portfolio Highlights: 88% of the portfolio concentrated in the U.S. region Strong credit risk profile with low delinquency levels and criticized and classified loans Q1 2024 NPLs increase related to a single borrower Allowance for credit losses (“ACL”) to loans held-in-portfolio at 0.53% vs. 0.57% in Q4 2023 New York portfolio: $1.4 billion or 4.1% of our total loan portfolio Underwritten based on current rental income at origination No exposure to rent controlled buildings Rent stabilized units represent less than 40% of the total units in the loan portfolio. In 2024, approximately $237 million is expected to reprice, of which only $38 million are for buildings where more than 50% of the units are rent stabilized Multifamily Loans ($ in millions) Multifamily Loans Balance by state Differences due to rounding

Auto Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) FICO Mix of Originations (% of Approved Amount) Delinquency ($ in millions) Highlights: Differences due to rounding Auto balances increased during the pandemic, but growth has moderated during recent quarters Delinquency and NCOs gradually increased during 2023 but remained below pre-pandemic. Improvements were observed during Q1 2024 FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 739 Current quarter originations were approximately 67%/33% split between new/used auto loans

Auto lease balances have continued to increase since the pandemic Delinquency gradually increased during 2023, but remained below pre-pandemic at Q1 2024 NCOs remained stable compared to previous quarter, at levels higher than pre-pandemic FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 743 Differences due to rounding Auto Leases Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) FICO Mix of Originations (% of Approved Amount) Delinquency ($ in millions) Highlights:

Differences due to rounding Credit Cards Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) Delinquency ($ in millions) FICO Mix of Originations (% of Approved Amount) Highlights: Balances have been gradually increasing due to higher originations and increased usage post pandemic Delinquency and NCOs have been gradually increasing, surpassing Q4 2019 level FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 767

Differences due to rounding P.R. Personal Loans Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) FICO Mix of Originations (% of Approved Amount) Delinquency ($ in millions) Highlights: Portfolio balances had been steadily increasing post-pandemic; moderately decreasing in Q1 2024 Delinquency has increased gradually during the past quarters, but remains below pre-pandemic performance NCO rate has been increasing, surpassing Q4 2019 level FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 749 in recent vintages, similar to pre-pandemic

Popular, Inc. Credit Ratings Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable 2022 April S&P upgrades to BB+ from BB-, revised outlook to Stable September Moody’s upgrades to Ba1 from Ba3, revised outlook to Stable Senior Unsecured Ratings March S&P lowers outlook to Stable

Investor Presentation First Quarter 2024